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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                      December 11, 2001 (December 5, 2001)

                            GlobalSantaFe Corporation

             (Exact name of Registrant as specified in its charter)

           Cayman Islands                   1-14634               98-0108989
    (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
 of incorporation or organization)                           Identification No.)

                             777 N. Eldridge Parkway
                            Houston, Texas 77079-4493
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 713-596-5100

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Item 4. Changes in Registrant's Certifying Accountant.

     On December 5, 2001, GlobalSantaFe Corporation (the "Company") changed its independent accountant from Ernst & Young LLP ("Ernst & Young") to PricewaterhouseCoopers LLC ("PwC"), effective immediately. To accomplish the change, the Company dismissed Ernst & Young and engaged PwC. These actions were recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

     The decision to change auditors arose after the merger of one of the Company's wholly owned subsidiaries with and into Global Marine Inc. ("Global Marine") on November 20, 2001. As a result of the merger, Global Marine became an indirect wholly owned subsidiary of the Company and the former Global Marine stockholders acquired slightly more than 50% of the Company. Global Marine is considered the acquiring entity for financial accounting purposes. Accordingly, Global Marine's historical financial statements will be carried forward as the historical financial statements of the Company, with the merger being treated as a purchase of the Company by Global Marine for accounting purposes. PwC, including its predecessor, Coopers & Lybrand L.L.P., has served as Global Marine's independent accountant since its formation.

     The reports of Ernst & Young on the Company's financial statements for the years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's last two fiscal years and the subsequent interim period through December 5, 2001, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

     None of the "reportable events" described in item 304 (a)(1)(v) of Regulation S-K under the Securities Act of 1933 occurred with respect to the Company within the last two fiscal years and the subsequent interim period through December 5, 2001.

     The Company has requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company in this Form 8-K. A copy of such letter, dated December 11, 2001, is filed as an Exhibit to this Form 8-K.

     During the last two fiscal years and the subsequent interim period through December 5, 2001, the Company did not consult PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

     The following exhibits are filed herewith:

        16.1 Letter of Ernst & Young LLP, dated December 11, 2001, to the U.S. Securities and Exchange Commission.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GLOBALSANTAFE CORPORATION


                                  By:  /s/ James L. McCulloch
                                       ---------------------------------------
                                       James L. McCulloch
                                       Senior Vice President, General Counsel
                                       and Secretary

Date: December 11, 2001








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